Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2021

Investor Contact

Karen Beyer: (212) 827-4445

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

Our forward-looking statements could also be affected by, among other things, competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war, and such other factors identified in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Statement of Operations	2
	- P&C Results - Consecutive Quarters	3
	- Global P&C Results - Consecutive Quarters	4
	- Summary Consolidated Balance Sheets	5
	- Line of Business	6
	- Consolidated Results by Segment	7 - 10

III.	Segment Results
	- North America Commercial P&C Insurance	11
	- North America Personal P&C Insurance	12
	- North America Agricultural Insurance	13
	- Overseas General Insurance	14
	- Global Reinsurance	15
	- Life Insurance	16
	- Corporate	17

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	18
	- Reinsurance Recoverable Analysis	19
	- Investment Portfolio	20 - 23
	- Net Realized and Unrealized Gains (Losses)	24 - 25
	- Debt and Capital	26
	- Computation of Basic and Diluted Earnings Per Share	27
	- Book Value and Book Value per Common Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29 - 35
	- Glossary	36

Chubb Limited

Consolidated Financial Highlights

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

	Three months ended September 30			Constant $	Constant $	Nine months ended September 30			Constant $	Constant $
	2021	2020	% Change	2020	% Change	2021	2020	% Change	2020	% Change
Gross premiums written	$13,055	$11,220	16.4%	$11,361	14.9%	$35,460	$31,012	14.3%	$31,526	12.5%
Net premiums written	$10,510	$9,078	15.8%	$9,200	14.2%	$28,718	$25,410	13.0%	$25,853	11.1%
P&C net premiums written	$9,901	$8,468	16.9%	$8,581	15.4%	$26,874	$23,536	14.2%	$23,943	12.2%
Net premiums written - Commercial	$7,430	$6,091	22.0%	$6,154	20.7%	$19,535	$16,368	19.3%	$16,605	17.6%
Net premiums written - Consumer	$2,471	$2,377	4.0%	$2,427	1.8%	$7,339	$7,168	2.4%	$7,338	0.0%
Net premiums earned	$10,000	$8,765	14.1%	$8,883	12.6%	$27,034	$24,687	9.5%	$25,121	7.6%
Net investment income	$866	$840	3.1%	$845	2.4%	$2,613	$2,528	3.4%	$2,543	2.7%
Adjusted net investment income	$940	$900	4.5%	$905	4.0%	$2,815	$2,682	5.0%	$2,697	4.4%
P&C underwriting income	$617	$392	57.5%	$404	52.9%	$2,430	$241	NM	$252	NM
P&C CAY underwriting income ex Cats	$1,442	$1,171	23.1%	$1,187	21.5%	$3,775	$3,015	25.2%	$3,071	22.9%
Core operating income	$1,157	$907	27.5%	$921	25.6%	$3,920	$1,873	109.2%	$1,892	107.2%
Net income	$1,833	$1,194	53.5%			$6,398	$1,115	NM
Operating cash flow	$3,322	$3,544				$8,549	$7,241
P&C combined ratio
Loss and loss expense ratio	68.6%	69.2%				63.9%	71.5%
Policy acquisition cost and administrative expense ratio	24.8%	26.0%				26.5%	27.4%

Combined ratio	93.4%	95.2%				90.4%	98.9%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats (1)	60.1%	59.7%				58.7%	59.4%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.7%	26.0%				26.4%	27.4%

CAY combined ratio ex Cats	84.8%	85.7%				85.1%	86.8%
Global P&C CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats (1)	56.2%	56.4%				56.9%	57.9%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.9%	28.6%				27.9%	28.7%

CAY combined ratio ex Cats	84.1%	85.0%				84.8%	86.6%
ROE	12.3%	8.6%				14.4%	2.7%
Core operating return on equity (ROE)	8.2%	7.0%				9.4%	4.7%
Core operating return on tangible equity (ROTE)	12.6%	11.3%				14.6%	7.6%
Effective tax rate	10.7%	10.7%				12.0%	20.9%
Core operating effective tax rate	14.4%	16.0%				15.3%	16.2%
Diluted earnings per share
Net income	$4.18	$2.63	58.9%			$14.33	$2.46	NM
Core operating income	$2.64	$2.00	32.0%			$8.78	$4.13	112.6%
Weighted average basic common shares outstanding	435.3	451.8				443.6	451.7
Weighted average diluted common shares outstanding	438.4	453.3				446.6	453.6

	September 30 2021	June 30 2021	% Change 3Q-21 vs. 2Q-21	December 31 2020	% Change 3Q-21 vs. 4Q-20
Book value per common share	$137.67	$136.90	0.6%	$131.88	4.4%
Tangible book value per common share	$91.89	$91.48	0.4%	$87.69	4.8%

(1)

Q3 2020 includes a one-time COVID-related frequency benefit of 1.0 percentage point and 1.1 percentage points, respectively, in the P&C and Global P&C CAY loss and loss expense ratio ex Cats. Excluding the one-time benefit, the P&C and Global P&C ratios were 60.7% and 57.5%, resulting in an underlying improvement of 0.6 percentage point and 1.3 percentage points, respectively, in the current year ratios.

Financial Highlights	Page 1

Chubb Limited

Statement of Operations - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Consolidated Statements of Operations	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$13,055	$11,860	$10,545	$10,249	$11,220	$35,460	$31,012	$41,261
Net premiums written	10,510	9,546	8,662	8,410	9,078	28,718	25,410	33,820
Net premiums earned	10,000	8,813	8,221	8,430	8,765	27,034	24,687	33,117
Adjusted losses and loss expenses (1)	6,639	5,003	5,054	4,810	5,834	16,696	16,899	21,709
Realized (gains) losses on crop derivatives	10	(3)	1	(3)	(1)	8	2	(1)

Losses and loss expenses	6,629	5,006	5,053	4,813	5,835	16,688	16,897	21,710
Adjusted policy benefits (2)	175	170	163	184	174	508	542	726
Gains (losses) from fair value changes in separate account liabilities	24	(15)	(4)	(50)	(24)	5	(8)	(58)

Policy benefits	151	185	167	234	198	503	550	784
Policy acquisition costs	1,778	1,698	1,665	1,694	1,645	5,141	4,853	6,547
Administrative expenses	806	775	744	778	733	2,325	2,201	2,979
Adjusted net investment income (3)	940	945	930	924	900	2,815	2,682	3,606
Other (income) expense from private equity partnerships	(55)	(39)	(41)	(51)	(32)	(135)	(64)	(115)
Amortization expense of fair value adjustment on acquired invested assets	(19)	(22)	(26)	(26)	(28)	(67)	(90)	(116)

Net investment income	866	884	863	847	840	2,613	2,528	3,375
Adjusted realized gains (losses) (4)	(11)	(36)	888	568	(142)	841	(1,067)	(499)
Realized gains (losses) on crop derivatives	(10)	3	(1)	3	1	(8)	(2)	1

Net realized gains (losses)	(21)	(33)	887	571	(141)	833	(1,069)	(498)
Adjusted interest expense (5)	127	127	127	131	135	381	406	537
Amortization benefit of fair value adjustment on acquired long term debt	(5)	(5)	(5)	(5)	(5)	(15)	(16)	(21)

Interest expense	122	122	122	126	130	366	390	516
Gains (losses) from fair value changes in separate account assets	(24)	15	4	50	24	(5)	8	58
Net realized gains (losses) related to unconsolidated entities	725	710	419	506	422	1,854	315	821
Other income (expense) from private equity partnerships	55	39	41	51	32	135	64	115
Other income (expense) - operating	7	13	26	15	7	46	(15)	-

Other income (expense)	763	777	490	622	485	2,030	372	994
Amortization expense of purchased intangibles	71	73	72	73	72	216	217	290
Income tax expense	218	317	338	334	142	873	295	629

Net income	$1,833	$2,265	$2,300	$2,418	$1,194	$6,398	$1,115	$3,533

(1)	Adjusted losses and loss expenses used throughout this report includes realized gains and losses on crop derivatives.
(2)	Adjusted policy benefits used throughout this report excludes gains and losses from fair value changes in separate account liabilities.
(3)

Adjusted net investment income used throughout this report excludes Amortization expense of fair value adjustment on acquired invested assets and includes income from private equity partnerships where we hold more than three percent ownership.

(4)	Adjusted realized gains (losses) used throughout this report excludes realized gains and losses on crop derivatives.
(5)	Adjusted interest expense used throughout this report excludes Amortization benefit of fair value adjustment on acquired long term debt.

Statement of Operations	Page 2

Chubb Limited

P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
P&C underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$12,409	$11,208	$9,890	$9,571	$10,575	$33,507	$29,031	$38,602
Net premiums written	9,901	8,931	8,042	7,770	8,468	26,874	23,536	31,306
Net premiums earned	9,411	8,208	7,626	7,786	8,166	25,245	22,849	30,635
Adjusted losses and loss expenses	6,460	4,818	4,856	4,642	5,651	16,134	16,343	20,985
Policy acquisition costs	1,610	1,507	1,486	1,479	1,470	4,603	4,302	5,781
Administrative expenses	724	692	662	696	653	2,078	1,963	2,659

P&C underwriting income	$617	$1,191	$622	$969	$392	$2,430	$241	$1,210

P&C CAY underwriting income ex Cats	$1,442	$1,203	$1,130	$1,059	$1,171	$3,775	$3,015	$4,074
% Change versus prior year period
Net premiums written	16.9%	15.5%	9.7%	5.4%	5.7%	14.2%	4.6%	4.8%
Net premiums written - Commercial	22.0%	19.9%	15.6%	10.0%	10.4%	19.3%	8.6%	8.9%
Net premiums written - Consumer	4.0%	5.6%	-2.5%	-3.9%	-4.6%	2.4%	-3.5%	-3.6%
Net premiums earned	15.2%	9.1%	6.5%	6.3%	5.7%	10.5%	5.7%	5.8%
Net premiums written constant $	15.4%	12.7%	8.1%	5.0%	6.4%	12.2%	5.6%	5.4%
Net premiums written - Commercial	20.7%	17.6%	13.9%	9.5%	10.8%	17.6%	9.2%	9.3%
Net premiums written - Consumer	1.8%	2.1%	-3.9%	-4.0%	-3.3%	0.0%	-2.0%	-2.5%
Net premiums earned constant $	13.7%	6.3%	5.1%	6.0%	6.3%	8.6%	6.6%	6.5%
P&C combined ratio
Loss and loss expense ratio	68.6%	58.7%	63.7%	59.6%	69.2%	63.9%	71.5%	68.5%
Policy acquisition cost ratio	17.1%	18.4%	19.5%	19.0%	18.0%	18.3%	18.8%	18.9%
Administrative expense ratio	7.7%	8.4%	8.6%	9.0%	8.0%	8.2%	8.6%	8.7%

Combined ratio	93.4%	85.5%	91.8%	87.6%	95.2%	90.4%	98.9%	96.1%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats (1)	60.1%	58.6%	57.2%	58.5%	59.7%	58.7%	59.4%	59.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	24.7%	26.8%	28.0%	27.9%	26.0%	26.4%	27.4%	27.5%

CAY combined ratio ex Cats	84.8%	85.4%	85.2%	86.4%	85.7%	85.1%	86.8%	86.7%

Other ratios
Net premiums written/gross premiums written	80%	80%	81%	81%	80%	80%	81%	81%
Expense ratio	24.8%	26.8%	28.1%	28.0%	26.0%	26.5%	27.4%	27.6%
Expense ratio excluding A&H	23.1%	25.1%	26.4%	26.0%	24.0%	24.8%	25.5%	25.6%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$12	$8	$(18)	$3	$7	$2	$(13)	$(10)
Catastrophe losses - pre-tax	$1,158	$288	$682	$299	$932	$2,128	$2,950	$3,249
Favorable prior period development (PPD) - pre-tax	$(321)	$(268)	$(192)	$(206)	$(146)	$(781)	$(189)	$(395)
Impact of catastrophe losses on P&C combined ratio - Unfavorable	12.2%	3.4%	9.1%	3.8%	11.3%	8.4%	13.0%	10.6%
Impact of PPD on P&C combined ratio - Favorable	-3.6%	-3.3%	-2.5%	-2.6%	-1.8%	-3.1%	-0.9%	-1.2%
Impact of Cats and PPD on P&C combined ratio - Unfavorable	8.6%	0.1%	6.6%	1.2%	9.5%	5.3%	12.1%	9.4%

(1)

Q3 2020 includes a one-time COVID-related frequency benefit of 1.0 percentage point in the CAY loss and loss expense ratio ex Cats. Excluding the one-time benefit, the ratio was 60.7%, resulting in an underlying improvement of 0.6 percentage point in the current year ratio.

P&C Results	Page 3

Chubb Limited

Global P&C Underwriting Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 11), North America Personal P&C Insurance segment (refer to page 12), Overseas General Insurance segment (refer to page 14), Global Reinsurance segment (refer to page 15), and Corporate (refer to page 17). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Global P&C underwriting income
Gross premiums written	$10,396	$10,502	$9,624	$9,259	$9,243	$30,522	$26,827	$36,086
Net premiums written	8,486	8,419	7,859	7,528	7,482	24,764	21,932	29,460
Net premiums earned	8,073	7,798	7,516	7,405	7,195	23,387	21,408	28,813
Adjusted losses and loss expenses	5,322	4,487	4,771	4,321	4,806	14,580	15,120	19,441
Policy acquisition costs	1,549	1,480	1,474	1,452	1,414	4,503	4,206	5,658
Administrative expenses	720	689	659	699	648	2,068	1,951	2,650

Global P&C underwriting income	$482	$1,142	$612	$933	$327	$2,236	$131	$1,064

Global P&C CAY underwriting income ex Cats	$1,292	$1,150	$1,114	$1,025	$1,078	$3,556	$2,877	$3,902
% Change versus prior year period
Net premiums written	13.4%	15.7%	9.5%	6.0%	5.8%	12.9%	4.6%	4.9%
Net premiums earned	12.2%	9.1%	6.3%	7.3%	6.0%	9.2%	5.7%	6.1%
Net premiums written constant $	11.7%	12.9%	7.9%	5.7%	6.6%	10.9%	5.6%	5.7%
Net premiums earned constant $	10.5%	6.2%	5.0%	6.9%	6.7%	7.2%	6.8%	6.8%
Combined ratio
Loss and loss expense ratio	65.9%	57.5%	63.5%	58.4%	66.8%	62.3%	70.6%	67.5%
Policy acquisition cost ratio	19.2%	19.0%	19.6%	19.6%	19.7%	19.3%	19.7%	19.6%
Administrative expense ratio	8.9%	8.9%	8.8%	9.4%	9.0%	8.8%	9.1%	9.2%

Combined ratio	94.0%	85.4%	91.9%	87.4%	95.5%	90.4%	99.4%	96.3%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats (1)	56.2%	57.5%	57.0%	57.0%	56.4%	56.9%	57.9%	57.6%
CAY policy acquisition cost and administrative expense ratio ex Cats	27.9%	27.8%	28.2%	29.1%	28.6%	27.9%	28.7%	28.9%

CAY combined ratio ex Cats	84.1%	85.3%	85.2%	86.1%	85.0%	84.8%	86.6%	86.5%

Other ratios
Net premiums written/gross premiums written	82%	80%	82%	81%	81%	81%	82%	82%
Expense ratio	28.1%	27.9%	28.4%	29.0%	28.7%	28.1%	28.8%	28.8%
Expense ratio excluding A&H	26.4%	26.1%	26.6%	27.2%	26.7%	26.4%	26.9%	26.9%
Catastrophe reinstatement premiums (expensed) collected - pre-tax	$12	$8	$(18)	$4	$7	$2	$(13)	$(9)
Catastrophe losses - pre-tax	$1,150	$284	$674	$288	$922	$2,108	$2,926	$3,214
Favorable prior period development (PPD) - pre-tax	$(328)	$(268)	$(190)	$(192)	$(164)	$(786)	$(193)	$(385)

(1)

Q3 2020 includes a one-time COVID-related frequency benefit of 1.1 percentage points in the CAY loss and loss expense ratio ex Cats. Excluding the one-time benefit, the ratio was 57.5%, resulting in an underlying improvement of 1.3 percentage points in the current year ratio.

Global P&C	Page 4

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30 2021	June 30 2021	March 31 2021	December 31 2020
Assets
Fixed maturities available for sale, at fair value	$92,685	$92,163	$91,071	$90,699
Fixed maturities held to maturity, at amortized cost	10,515	10,673	11,132	11,653
Equity securities, at fair value	4,557	4,607	4,405	4,027
Short-term investments, at fair value	3,529	4,470	3,735	4,345
Other investments	10,843	9,457	8,636	7,945

	122,129	121,370	118,979	118,669
Cash	1,620	1,843	1,684	1,747
Securities lending collateral	2,368	2,369	2,076	1,844
Insurance and reinsurance balances receivable	11,723	11,720	10,573	10,480
Reinsurance recoverable on losses and loss expenses	16,648	15,725	15,914	15,592
Deferred policy acquisition costs	5,532	5,605	5,443	5,402
Value of business acquired	245	255	258	263
Prepaid reinsurance premiums	3,092	3,141	2,835	2,769
Goodwill and other intangible assets	20,965	21,200	21,161	21,211
Investments in partially-owned insurance companies	3,006	2,983	2,871	2,813
Other assets	11,726	10,963	10,183	9,984

Total assets	$199,054	$197,174	$191,977	$190,774

Liabilities
Unpaid losses and loss expenses	$72,631	$70,289	$69,255	$67,811
Unearned premiums	19,519	19,167	18,040	17,652
Future policy benefits	5,890	5,930	5,839	5,713
Insurance and reinsurance balances payable	7,104	7,525	6,566	6,708
Securities lending payable	2,368	2,369	2,076	1,844
Accounts payable, accrued expenses, and other liabilities	16,876	15,989	15,456	15,457
Deferred tax liabilities	217	581	482	892
Long-term debt	14,823	14,954	14,879	14,948
Trust preferred securities	308	308	308	308

Total liabilities	139,736	137,112	132,901	131,333
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	58,340	58,240	58,118	56,572
Accumulated other comprehensive income (loss) (AOCI)	978	1,822	958	2,869

Total shareholders’ equity	59,318	60,062	59,076	59,441

Total liabilities and shareholders’ equity	$199,054	$197,174	$191,977	$190,774

Book value per common share	$137.67	$136.90	$131.37	$131.88
% change over prior quarter	0.6%	4.2%	-0.4%	5.5%
Tangible book value per common share	$91.89	$91.48	$87.16	$87.69
% change over prior quarter	0.4%	5.0%	-0.6%	8.1%

Consol Bal Sheet	Page 5

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

	3Q-21	3Q-20	% Change	Constant $ % Change	YTD 2021	YTD 2020	% Change	Constant $ % Change
Net premiums written
Commercial multiple peril (1)	$310	$270	14.8%	14.8%	$889	$778	14.2%	14.2%
Commercial casualty	1,957	1,722	13.6%	12.7%	5,215	4,541	14.9%	13.9%
Workers’ compensation	488	432	12.8%	12.8%	1,597	1,485	7.5%	7.5%
Professional liability	1,328	1,103	20.4%	18.2%	3,681	3,012	22.2%	19.6%
Surety	139	127	8.8%	6.6%	435	394	10.4%	9.4%
Property and other short-tail lines	1,572	1,270	23.8%	21.5%	4,906	3,948	24.3%	20.5%

Total Commercial P&C lines	5,794	4,924	17.6%	16.2%	16,723	14,158	18.1%	16.2%
Agriculture	1,415	986	43.6%	43.6%	2,110	1,604	31.6%	31.6%
Personal automobile	383	380	0.9%	-3.4%	1,134	1,174	-3.4%	-5.3%
Personal homeowners	978	955	2.5%	2.3%	2,778	2,708	2.6%	2.1%
Personal other	454	417	9.0%	5.4%	1,386	1,237	12.1%	7.5%

Total Personal lines	1,815	1,752	3.7%	1.8%	5,298	5,119	3.5%	1.7%
Total Property and Casualty lines	9,024	7,662	17.8%	16.4%	24,131	20,881	15.6%	13.8%
Global A&H lines (2)	922	913	0.9%	-1.4%	2,855	2,931	-2.6%	-5.6%
Reinsurance lines	221	181	22.3%	20.6%	702	606	15.9%	14.4%
Life	343	322	6.4%	4.9%	1,030	992	3.8%	1.4%

Total consolidated	$10,510	$9,078	15.8%	14.2%	$28,718	$25,410	13.0%	11.1%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included in Global A&H lines above.

Line of Business	Page 6

Chubb Limited

Consolidated Results - Three months ended September 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2021	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$4,369	$1,300	$1,415	$2,596	$221	$—	$9,901	$609	$10,510
Net premiums earned	3,954	1,244	1,338	2,664	211	—	9,411	589	10,000
Adjusted losses and loss expenses	2,754	846	1,138	1,487	192	43	6,460	179	6,639
Adjusted policy benefits	—	—	—	—	—	—	—	175	175
Policy acquisition costs	537	254	61	703	55	—	1,610	168	1,778
Administrative expenses	273	73	4	266	9	99	724	82	806

Underwriting income (loss)	390	71	135	208	(45)	(142)	617	(15)	602
Adjusted net investment income	507	60	6	157	99	9	838	102	940
Other income (expense) - operating	(8)	(1)	—	—	—	(3)	(12)	19	7
Amortization expense of purchased intangibles	—	(2)	(7)	(11)	—	(49)	(69)	(2)	(71)

Segment income (loss)	$889	$128	$134	$354	$54	$(185)	$1,374	$104	$1,478

Adjusted interest expense						(127)			(127)
Income tax expense						(194)			(194)

Core operating income (loss)						(506)			1,157
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $3 million tax benefit						(11)			(11)
Adjusted net realized gains (losses), net of $27 million tax (1)						687			687

Net income						$170			$1,833

Combined ratio	90.1%	94.3%	89.9%	92.2%	121.4%		93.4%
CAY combined ratio ex Cats	82.4%	77.0%	88.9%	86.2%	83.5%		84.8%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2021	Page 7

Chubb Limited

Consolidated Results - Nine months ended September 30, 2021

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2021	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$12,318	$3,761	$2,110	$7,983	$702	$—	$26,874	$1,844	$28,718
Net premiums earned	11,431	3,652	1,858	7,721	583	—	25,245	1,789	27,034
Adjusted losses and loss expenses	7,740	2,341	1,554	3,936	422	141	16,134	562	16,696
Adjusted policy benefits	—	—	—	—	—	—	—	508	508
Policy acquisition costs	1,540	746	100	2,070	147	—	4,603	538	5,141
Administrative expenses	772	200	10	811	27	258	2,078	247	2,325

Underwriting income (loss)	1,379	365	194	904	(13)	(399)	2,430	(66)	2,364
Adjusted net investment income	1,582	189	21	447	250	25	2,514	301	2,815
Other income (expense) - operating	(24)	3	—	(3)	—	(9)	(33)	79	46
Amortization expense of purchased intangibles	—	(8)	(20)	(36)	—	(148)	(212)	(4)	(216)

Segment income (loss)	$2,937	$549	$195	$1,312	$237	$(531)	$4,699	$310	$5,009

Adjusted interest expense						(381)			(381)
Income tax expense						(708)			(708)

Core operating income (loss)						(1,620)			3,920
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $11 million tax benefit						(41)			(41)
Adjusted net realized gains (losses), net of $176 million tax (1)						2,519			2,519

Net income						$858			$6,398

Combined ratio	87.9%	90.0%	89.6%	88.3%	102.2%		90.4%
CAY combined ratio ex Cats	83.2%	78.3%	88.2%	87.4%	81.0%		85.1%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2021	Page 8

Chubb Limited

Consolidated Results - Three months ended September 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,778	$1,285	$986	$2,238	$181	$—	$8,468	$610	$9,078
Net premiums earned	3,456	1,231	971	2,337	171	—	8,166	599	8,765
Adjusted losses and loss expenses	2,444	961	845	1,192	154	55	5,651	183	5,834
Adjusted policy benefits	—	—	—	—	—	—	—	174	174
Policy acquisition costs	489	248	56	637	40	—	1,470	175	1,645
Administrative expenses	243	65	5	260	9	71	653	80	733

Underwriting income (loss)	280	(43)	65	248	(32)	(126)	392	(13)	379
Adjusted net investment income	510	64	7	130	85	9	805	95	900
Other income (expense) - operating	(7)	(1)	—	(1)	—	(7)	(16)	23	7
Amortization expense of purchased intangibles	—	(2)	(7)	(10)	—	(52)	(71)	(1)	(72)

Segment income (loss)	$783	$18	$65	$367	$53	$(176)	$1,110	$104	$1,214

Adjusted interest expense						(135)			(135)
Income tax expense						(172)			(172)

Core operating income (loss)						(483)			907
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $4 million tax benefit						(19)			(19)
Adjusted net realized gains (losses), net of $26 million tax benefit (1)						306			306

Net income (loss)						$(196)			$1,194

Combined ratio	91.9%	103.5%	93.3%	89.4%	118.3%		95.2%
CAY combined ratio ex Cats	84.9%	74.8%	90.4%	87.9%	80.8%		85.7%
Impact of COVID-related frequency benefit	0.0%	-3.3%	0.0%	-1.7%	0.0%		-1.0%
Adjusted CAY combined ratio ex Cats	84.9%	78.1%	90.4%	89.6%	80.8%		86.7%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2021	Page 9

Chubb Limited

Consolidated Results - Nine months ended September 30, 2020

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2020	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$10,750	$3,719	$1,604	$6,857	$606	$—	$23,536	$1,874	$25,410
Net premiums earned	10,427	3,623	1,441	6,838	520	—	22,849	1,838	24,687
Adjusted losses and loss expenses	8,123	2,406	1,223	3,935	314	342	16,343	556	16,899
Adjusted policy benefits	—	—	—	—	—	—	—	542	542
Policy acquisition costs	1,452	724	96	1,903	127	—	4,302	551	4,853
Administrative expenses	751	199	12	759	28	214	1,963	238	2,201

Underwriting income (loss)	101	294	110	241	51	(556)	241	(49)	192
Adjusted net investment income	1,544	195	23	396	214	25	2,397	285	2,682
Other income (expense) - operating	(19)	(4)	(1)	(10)	(1)	(32)	(67)	52	(15)
Amortization expense of purchased intangibles	—	(8)	(20)	(33)	—	(153)	(214)	(3)	(217)

Segment income (loss)	$1,626	$477	$112	$594	$264	$(716)	$2,357	$285	$2,642

Adjusted interest expense						(406)			(406)
Income tax expense						(363)			(363)

Core operating income (loss)						(1,485)			1,873
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $14 million tax benefit						(60)			(60)
Adjusted net realized gains (losses), net of $54 million tax benefit (1)						(698)			(698)

Net income (loss)						$(2,243)			$1,115

Combined ratio	99.0%	91.9%	92.3%	96.5%	90.1%		98.9%
CAY combined ratio ex Cats	85.8%	78.5%	90.4%	89.4%	79.7%		86.8%

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2021	Page 10

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$5,471	$5,456	$4,545	$4,780	$4,841	$15,472	$13,453	$18,233
Net premiums written	4,369	4,285	3,664	3,724	3,778	12,318	10,750	14,474
Net premiums earned	3,954	3,803	3,674	3,537	3,456	11,431	10,427	13,964
Losses and loss expenses	2,754	2,426	2,560	2,006	2,444	7,740	8,123	10,129
Policy acquisition costs	537	489	514	490	489	1,540	1,452	1,942
Administrative expenses	273	245	254	255	243	772	751	1,006

Underwriting income	390	643	346	786	280	1,379	101	887
Adjusted net investment income	507	535	540	517	510	1,582	1,544	2,061
Other income (expense) - operating	(8)	(14)	(2)	(4)	(7)	(24)	(19)	(23)

Segment income	$889	$1,164	$884	$1,299	$783	$2,937	$1,626	$2,925

CAY underwriting income ex Cats	$705	$652	$581	$568	$527	$1,938	$1,488	$2,056
Combined ratio
Loss and loss expense ratio	69.7%	63.8%	69.7%	56.7%	70.7%	67.7%	77.9%	72.5%
Policy acquisition cost ratio	13.5%	12.9%	14.0%	13.9%	14.2%	13.5%	13.9%	14.0%
Administrative expense ratio	6.9%	6.4%	6.9%	7.2%	7.0%	6.7%	7.2%	7.2%

Combined ratio	90.1%	83.1%	90.6%	77.8%	91.9%	87.9%	99.0%	93.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	62.3%	63.7%	63.4%	62.8%	63.8%	63.1%	64.7%	64.2%
CAY policy acquisition cost and administrative expense ratio ex Cats	20.1%	19.2%	20.8%	21.1%	21.1%	20.1%	21.1%	21.1%

CAY combined ratio ex Cats	82.4%	82.9%	84.2%	83.9%	84.9%	83.2%	85.8%	85.3%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$—	$—	$—	$(3)	$(3)
Catastrophe losses - pre-tax	$472	$165	$362	$33	$447	$999	$1,835	$1,868
Favorable prior period development (PPD) - pre-tax	$(157)	$(156)	$(127)	$(251)	$(200)	$(440)	$(451)	$(702)
% Change versus prior year period
Net premiums written	15.6%	15.2%	12.7%	8.3%	9.4%	14.6%	8.2%	8.2%
Net premiums written - Commercial	16.6%	16.3%	14.7%	10.0%	11.2%	15.9%	9.5%	9.6%
Net premiums written - Consumer	-3.9%	-8.9%	-18.5%	-19.1%	-18.1%	-10.9%	-12.0%	-13.8%
Net premiums earned	14.4%	5.8%	8.8%	8.4%	8.5%	9.6%	7.9%	8.1%
Other ratios
Net premiums written/gross premiums written	80%	79%	81%	78%	78%	80%	80%	79%

Production - Net premiums written	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Commercial P&C excluding A&H (1)
Major Accounts & Specialty	2,485	2,487	2,004	2,082	2,153	6,976	6,058	8,141
Commercial	1,722	1,646	1,500	1,481	1,456	4,868	4,159	5,640
A&H	162	152	160	161	169	474	533	693

Total	$4,369	$4,285	$3,664	$3,724	$3,778	$12,318	$10,750	$14,474

(1)	Major Accounts & Specialty: large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 11

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$1,480	$1,544	$1,275	$1,348	$1,448	$4,299	$4,224	$5,572
Net premiums written	1,300	1,363	1,098	1,201	1,285	3,761	3,719	4,920
Net premiums earned	1,244	1,224	1,184	1,243	1,231	3,652	3,623	4,866
Losses and loss expenses	846	676	819	781	961	2,341	2,406	3,187
Policy acquisition costs	254	245	247	250	248	746	724	974
Administrative expenses	73	67	60	71	65	200	199	270

Underwriting income (loss)	71	236	58	141	(43)	365	294	435
Net investment income	60	64	65	65	64	189	195	260
Other income (expense) - operating	(1)	5	(1)	(1)	(1)	3	(4)	(5)
Amortization expense of purchased intangibles	(2)	(3)	(3)	(3)	(2)	(8)	(8)	(11)

Segment income	$128	$302	$119	$202	$18	$549	$477	$679

CAY underwriting income ex Cats	$286	$253	$258	$254	$310	$797	$778	$1,032
Combined ratio
Loss and loss expense ratio	68.0%	55.2%	69.2%	62.8%	78.1%	64.1%	66.4%	65.5%
Policy acquisition cost ratio	20.4%	20.0%	20.9%	20.1%	20.1%	20.4%	20.0%	20.0%
Administrative expense ratio	5.9%	5.5%	5.0%	5.7%	5.3%	5.5%	5.5%	5.6%

Combined ratio	94.3%	80.7%	95.1%	88.6%	103.5%	90.0%	91.9%	91.1%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats (1)	50.7%	53.6%	53.2%	53.4%	49.2%	52.5%	53.0%	53.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	26.3%	25.6%	25.4%	25.9%	25.6%	25.8%	25.5%	25.6%

CAY combined ratio ex Cats	77.0%	79.2%	78.6%	79.3%	74.8%	78.3%	78.5%	78.7%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$7	$(23)	$—	$—	$(16)	$(1)	$(1)
Catastrophe losses - pre-tax	$397	$68	$217	$98	$305	$682	$435	$533
Unfavorable (favorable) prior period development (PPD) - pre-tax	$(182)	$(44)	$(40)	$15	$48	$(266)	$48	$63
% Change versus prior year period
Net premiums written	1.2%	2.6%	-0.8%	2.5%	2.8%	1.1%	2.9%	2.8%
Net premiums earned	1.0%	2.7%	-1.3%	4.9%	3.8%	0.8%	3.3%	3.7%
Other ratios
Net premiums written/gross premiums written	88%	88%	86%	89%	89%	87%	88%	88%

(1)

Q3 2020 includes a one-time COVID-related frequency benefit of 3.3 percentage points in the CAY loss and loss expense ratio ex Cats. Excluding the one-time benefit, the ratio was 52.5%, resulting in an underlying improvement of 1.8 percentage points in the current year ratio.

NA Personal	Page 12

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$2,013	$706	$266	$312	$1,332	$2,985	$2,204	$2,516
Net premiums written	1,415	512	183	242	986	2,110	1,604	1,846
Net premiums earned	1,338	410	110	381	971	1,858	1,441	1,822
Adjusted losses and loss expenses (1)	1,138	331	85	321	845	1,554	1,223	1,544
Policy acquisition costs	61	27	12	27	56	100	96	123
Administrative expenses	4	3	3	(3)	5	10	12	9

Underwriting income	135	49	10	36	65	194	110	146
Net investment income	6	8	7	7	7	21	23	30
Other income (expense) - operating	—	—	—	—	—	—	(1)	(1)
Amortization expense of purchased intangibles	(7)	(6)	(7)	(7)	(7)	(20)	(20)	(27)

Segment income	$134	$51	$10	$36	$65	$195	$112	$148

CAY underwriting income ex Cats	$150	$53	$16	$34	$93	$219	$138	$172
Combined ratio
Loss and loss expense ratio	85.0%	80.7%	77.5%	84.1%	87.1%	83.6%	84.9%	84.7%
Policy acquisition cost ratio	4.6%	6.7%	10.7%	7.0%	5.8%	5.4%	6.6%	6.8%
Administrative expense ratio	0.3%	0.7%	2.7%	-0.6%	0.4%	0.6%	0.8%	0.5%

Combined ratio	89.9%	88.1%	90.9%	90.5%	93.3%	89.6%	92.3%	92.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	84.0%	79.7%	71.2%	86.3%	84.2%	82.3%	83.0%	83.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	4.9%	7.4%	13.5%	4.8%	6.2%	5.9%	7.4%	6.8%

CAY combined ratio ex Cats	88.9%	87.1%	84.7%	91.1%	90.4%	88.2%	90.4%	90.5%

Catastrophe reinstatement premiums expensed - pre-tax	$—	$—	$—	$(1)	$—	$—	$—	$(1)
Catastrophe losses - pre-tax	$8	$4	$8	$11	$10	$20	$24	$35
Unfavorable (favorable) prior period development (PPD) - pre-tax	$7	$—	$(2)	$(14)	$18	$5	$4	$(10)
% Change versus prior year period
Net premiums written	43.6%	11.0%	16.5%	-12.2%	5.0%	31.6%	4.5%	2.0%
Net premiums earned	37.9%	8.9%	16.7%	-9.4%	3.2%	29.0%	4.9%	1.5%
Other ratios
Net premiums written/gross premiums written	70%	72%	69%	78%	74%	71%	73%	73%

(1)	Includes Realized gains (losses) on crop derivatives.

NA Agriculture	Page 13

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$3,202	$3,166	$3,574	$3,001	$2,756	$9,942	$8,448	$11,449
Net premiums written	2,596	2,497	2,890	2,478	2,238	7,983	6,857	9,335
Net premiums earned	2,664	2,579	2,478	2,447	2,337	7,721	6,838	9,285
Losses and loss expenses	1,487	1,186	1,263	1,320	1,192	3,936	3,935	5,255
Policy acquisition costs	703	699	668	665	637	2,070	1,903	2,568
Administrative expenses	266	279	266	275	260	811	759	1,034

Underwriting income	208	415	281	187	248	904	241	428
Adjusted net investment income	157	149	141	138	130	447	396	534
Other income (expense) - operating	—	(2)	(1)	(3)	(1)	(3)	(10)	(13)
Amortization expense of purchased intangibles	(11)	(13)	(12)	(12)	(10)	(36)	(33)	(45)

Segment income	$354	$549	$409	$310	$367	$1,312	$594	$904

CAY underwriting income ex Cats	$368	$299	$306	$258	$283	$973	$725	$983
Combined ratio
Loss and loss expense ratio	55.8%	46.0%	51.0%	53.9%	51.0%	51.0%	57.6%	56.6%
Policy acquisition cost ratio	26.4%	27.1%	27.0%	27.2%	27.3%	26.8%	27.8%	27.7%
Administrative expense ratio	10.0%	10.8%	10.7%	11.3%	11.1%	10.5%	11.1%	11.1%

Combined ratio	92.2%	83.9%	88.7%	92.4%	89.4%	88.3%	96.5%	95.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats (1)	49.8%	50.6%	49.9%	51.0%	49.5%	50.1%	50.6%	50.7%
CAY policy acquisition cost and administrative expense ratio ex Cats	36.4%	37.8%	37.7%	38.5%	38.4%	37.3%	38.8%	38.7%

CAY combined ratio ex Cats	86.2%	88.4%	87.6%	89.5%	87.9%	87.4%	89.4%	89.4%

Catastrophe reinstatement premiums (expensed) collected - pre-tax	$—	$—	$—	$1	$—	$—	$(16)	$(15)
Catastrophe losses - pre-tax	$188	$40	$50	$122	$95	$278	$568	$690
Favorable prior period development (PPD) - pre-tax	$(28)	$(156)	$(25)	$(50)	$(60)	$(209)	$(100)	$(150)
% Change versus prior year period
Net premiums written	15.9%	23.6%	11.2%	4.1%	0.5%	16.4%	-0.3%	0.8%
Net premiums written - Commercial	20.6%	32.4%	20.3%	14.2%	10.4%	23.8%	7.3%	9.1%
Net premiums written - Consumer	9.2%	12.8%	-1.3%	-8.0%	-10.9%	6.4%	-9.1%	-8.9%
Net premiums earned	13.9%	17.6%	7.4%	7.0%	3.6%	12.9%	3.7%	4.5%
Net premiums written constant $	11.2%	15.0%	7.1%	3.3%	2.8%	10.8%	2.7%	2.9%
Net premiums written - Commercial	16.0%	23.4%	15.2%	12.6%	12.2%	17.8%	10.1%	10.8%
Net premiums written - Consumer	4.5%	4.6%	-4.2%	-8.1%	-8.1%	1.3%	-5.8%	-6.4%
Net premiums earned constant $	9.7%	9.1%	3.7%	6.0%	5.7%	7.5%	6.8%	6.6%
Other ratios: Net premiums written/gross premiums written	81%	79%	81%	83%	81%	80%	81%	82%

Production by Region - Net premiums written	3Q-21	3Q-20	% Change	Constant $ % Change	YTD 2021	YTD 2020	% Change	Constant $ % Change
Europe, Middle East and Africa	$1,173	$955	22.7%	17.1%	$3,912	$3,111	25.7%	18.2%
Latin America	501	442	13.1%	7.8%	1,489	1,414	5.3%	3.5%
Asia	862	794	8.5%	5.1%	2,448	2,203	11.1%	5.5%
Other (2)	60	47	29.7%	25.9%	134	129	4.2%	-0.8%

Total	$2,596	$2,238	15.9%	11.2%	$7,983	$6,857	16.4%	10.8%

(1)

Q3 2020 includes a one-time COVID-related frequency benefit of 1.7 percentages points in the CAY loss and loss expense ratio ex Cats. Excluding the one-time benefit, the ratio was 51.2%, resulting in an underlying improvement of 1.4 percentage points in the current year ratio.

(2)	Includes the company’s international supplemental A&H business of Combined Insurance and other international operations.

Overseas General Insurance	Page 14

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$243	$336	$230	$130	$198	$809	$702	$832
Net premiums written	221	274	207	125	181	702	606	731
Net premiums earned	211	192	180	178	171	583	520	698
Losses and loss expenses	192	110	120	121	154	422	314	435
Policy acquisition costs	55	47	45	47	40	147	127	174
Administrative expenses	9	10	8	9	9	27	28	37

Underwriting income (loss)	(45)	25	7	1	(32)	(13)	51	52
Adjusted net investment income	99	81	70	93	85	250	214	307
Other income (expense) - operating	—	—	—	(1)	—	—	(1)	(2)

Segment income	$54	$106	$77	$93	$53	$237	$264	$357

CAY underwriting income ex Cats	$32	$35	$40	$33	$30	$107	$103	$136
Combined ratio
Loss and loss expense ratio	91.2%	56.8%	66.9%	68.3%	89.6%	72.4%	60.3%	62.3%
Policy acquisition cost ratio	26.0%	24.7%	24.9%	25.9%	23.5%	25.2%	24.5%	24.9%
Administrative expense ratio	4.2%	5.1%	4.6%	5.4%	5.2%	4.6%	5.3%	5.3%

Combined ratio	121.4%	86.6%	96.4%	99.6%	118.3%	102.2%	90.1%	92.5%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	52.0%	50.9%	48.3%	49.3%	49.7%	50.5%	49.0%	49.1%
CAY policy acquisition cost and administrative expense ratio ex Cats	31.5%	30.3%	29.7%	32.0%	31.1%	30.5%	30.7%	31.0%

CAY combined ratio ex Cats	83.5%	81.2%	78.0%	81.3%	80.8%	81.0%	79.7%	80.1%

Catastrophe reinstatement premiums collected - pre-tax	$12	$1	$5	$3	$7	$18	$7	$10
Catastrophe losses - pre-tax	$93	$11	$45	$35	$75	$149	$88	$123
Favorable prior period development (PPD) - pre-tax	$(4)	$—	$(7)	$—	$(6)	$(11)	$(29)	$(29)
% Change versus prior year period
Net premiums written as reported	22.3%	32.4%	-5.1%	14.4%	28.4%	15.9%	12.2%	12.6%
Net premiums earned as reported	23.8%	17.8%	-3.3%	6.5%	6.7%	12.2%	6.8%	6.7%
Net premiums written constant $	20.6%	30.7%	-6.2%	12.9%	27.2%	14.4%	11.9%	12.1%
Net premiums earned constant $	21.8%	15.1%	-4.3%	5.1%	5.4%	10.4%	6.6%	6.2%
Other ratios
Net premiums written/gross premiums written	91%	81%	90%	96%	91%	87%	86%	88%

Global Reinsurance	Page 15

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$646	$652	$655	$678	$645	$1,953	$1,981	$2,659
Net premiums written	609	615	620	640	610	1,844	1,874	2,514
Net premiums earned	589	605	595	644	599	1,789	1,838	2,482
Losses and loss expenses	179	185	198	168	183	562	556	724
Adjusted policy benefits	175	170	163	184	174	508	542	726
Policy acquisition costs	168	191	179	215	175	538	551	766
Administrative expenses	82	83	82	82	80	247	238	320
Net investment income	102	101	98	100	95	301	285	385

Life Insurance underwriting income (1)	87	77	71	95	82	235	236	331
Other income (expense) - operating	19	26	34	22	23	79	52	74
Amortization expense of purchased intangibles	(2)	(1)	(1)	(1)	(1)	(4)	(3)	(4)

Segment income	$104	$102	$104	$116	$104	$310	$285	$401

% Change versus prior year period
Net premiums written	0.0%	-0.7%	-3.8%	3.0%	-0.4%	-1.5%	5.9%	5.1%
Net premiums earned	-1.6%	-0.4%	-5.7%	5.0%	0.0%	-2.6%	6.2%	5.9%
Net premiums written constant $	-1.4%	-4.0%	-4.7%	3.1%	0.2%	-3.4%	6.5%	5.6%
Net premiums earned constant $	-3.0%	-3.7%	-6.7%	5.2%	0.7%	-4.5%	6.9%	6.5%

(1)   We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	3Q-21	3Q-20	% Change	Constant $ % Change	YTD 2021	YTD 2020	% Change	Constant $ % Change
International life insurance net premiums written	$321	$280	14.8%	13.0%	$969	$865	12.0%	9.0%
International life insurance deposits (2)	658	363	81.3%	73.0%	1,814	1,115	62.7%	54.5%

Total international life insurance net premiums written and deposits	$979	$643	52.3%	47.3%	$2,783	$1,980	40.6%	34.9%

International life insurance segment income	$31	$52	-39.5%	-40.0%	$118	$134	-11.6%	-12.3%

(2)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 16

Chubb Limited

Segment Results - Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	43	89	9	93	55	141	342	435
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	99	88	71	89	71	258	214	303

Underwriting loss	(142)	(177)	(80)	(182)	(126)	(399)	(556)	(738)
Adjusted net investment income	9	7	9	4	9	25	25	29
Other income (expense) - operating	(3)	(2)	(4)	2	(7)	(9)	(32)	(30)
Adjusted interest expense	(127)	(127)	(127)	(131)	(135)	(381)	(406)	(537)
Amortization expense of purchased intangibles	(49)	(50)	(49)	(50)	(52)	(148)	(153)	(203)
Income tax expense	(194)	(304)	(210)	(259)	(172)	(708)	(363)	(622)

Core operating loss	(506)	(653)	(461)	(616)	(483)	(1,620)	(1,485)	(2,101)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(11)	(14)	(16)	(18)	(19)	(41)	(60)	(78)
Adjusted net realized gains (losses), net of tax (1)	687	658	1,174	996	306	2,519	(698)	298

Net income (loss)	$170	$(9)	$697	$362	$(196)	$858	$(2,243)	$(1,881)

Unfavorable prior period development (PPD) - pre-tax	$43	$88	$9	$94	$54	$140	$339	$433

(1)	Includes Net realized gains (losses) related to unconsolidated entities.

Corporate	Page 17

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to Incurred Ratio
	Gross	Ceded	Net
Balance at December 31, 2019	$62,690	$14,181	$48,509
Losses and loss expenses incurred	5,569	1,084	4,485
Losses and loss expenses paid	(5,345)	(1,090)	(4,255)	95%
Other (incl. foreign exch. revaluation)	(700)	(135)	(565)

Balance at March 31, 2020	$62,214	$14,040	$48,174
Losses and loss expenses incurred	7,825	1,248	6,577
Losses and loss expenses paid	(4,874)	(1,024)	(3,850)	59%
Other (incl. foreign exch. revaluation)	534	97	437

Balance at June 30, 2020	$65,699	$14,361	$51,338
Losses and loss expenses incurred	7,288	1,453	5,835
Losses and loss expenses paid	(5,342)	(1,084)	(4,258)	73%
Other (incl. foreign exch. revaluation)	260	37	223

Balance at September 30, 2020	$67,905	$14,767	$53,138
Losses and loss expenses incurred	6,029	1,216	4,813
Losses and loss expenses paid	(6,492)	(1,421)	(5,071)	105%
Other (incl. foreign exch. revaluation)	369	85	284

Balance at December 31, 2020	$67,811	$14,647	$53,164
Losses and loss expenses incurred	6,467	1,414	5,053
Losses and loss expenses paid	(5,100)	(1,207)	(3,893)	77%
Other (incl. foreign exch. revaluation)	77	6	71

Balance at March 31, 2021	$69,255	$14,860	$54,395
Losses and loss expenses incurred	5,898	892	5,006
Losses and loss expenses paid	(5,100)	(1,107)	(3,993)	80%
Other (incl. foreign exch. revaluation)	236	76	160

Balance at June 30, 2021	$70,289	$14,721	$55,568
Losses and loss expenses incurred	8,492	1,863	6,629
Losses and loss expenses paid	(5,750)	(943)	(4,807)	73%
Other (incl. foreign exch. revaluation)	(400)	(91)	(309)

Balance at September 30, 2021	$72,631	$15,550	$57,081
Add net recoverable on paid losses	—	1,098	(1,098)

Balance including net recoverable on paid losses	$72,631	$16,648	$55,983

Loss Reserve Rollforward	Page 18

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2021	June 30 2021	March 31 2021	December 31 2020
Reinsurance recoverable on paid losses and loss expenses
Active operations	$975	$885	$915	$789
Brandywine and Other Run-off	179	176	198	213

Total	$1,154	$1,061	$1,113	$1,002

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$14,551	$13,707	$13,868	$13,629
Brandywine and Other Run-off	1,268	1,279	1,250	1,275

Total	$15,819	$14,986	$15,118	$14,904

Gross reinsurance recoverable
Active operations	$15,526	$14,592	$14,783	$14,418
Brandywine and Other Run-off	1,447	1,455	1,448	1,488

Total	$16,973	$16,047	$16,231	$15,906

Provision for uncollectible reinsurance (1)
Active operations	$(190)	$(187)	$(181)	$(178)
Brandywine and Other Run-off	(135)	(135)	(136)	(136)

Total	$(325)	$(322)	$(317)	$(314)

Net reinsurance recoverable
Active operations	$15,336	$14,405	$14,602	$14,240
Brandywine and Other Run-off	1,312	1,320	1,312	1,352

Total	$16,648	$15,725	$15,914	$15,592

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.1 billion.

Reinsurance Recoverable	Page 19

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30 2021		June 30 2021		March 31 2021		December 31 2020
Market Value
Fixed maturities available for sale	$92,685		$92,163		$91,071		$90,699
Fixed maturities held to maturity	11,119		11,343		11,752		12,510
Short-term investments	3,529		4,470		3,735		4,345

Total fixed maturities	$107,333		$107,976		$106,558		$107,554

Asset Allocation by Market Value
U.S. Treasury / Agency	$3,534	3%	$3,560	3%	$3,724	3%	$4,122	4%
Corporate and asset-backed securities	40,976	39%	39,889	37%	38,711	36%	38,769	36%
Mortgage-backed securities	21,831	20%	21,445	20%	21,434	20%	20,616	19%
Municipal	10,206	10%	10,834	10%	11,437	11%	11,943	11%
Non-U.S.	27,257	25%	27,778	26%	27,517	26%	27,759	26%
Short-term investments	3,529	3%	4,470	4%	3,735	4%	4,345	4%

Total fixed maturities	$107,333	100%	$107,976	100%	$106,558	100%	$107,554	100%

Credit Quality by Market Value
AAA	$15,432	14%	$16,274	15%	$15,462	15%	$15,622	15%
AA	35,275	33%	35,412	33%	35,930	33%	36,125	33%
A	20,242	19%	19,720	18%	19,420	18%	19,712	18%
BBB	17,485	16%	17,479	16%	17,214	16%	17,542	16%
BB	9,236	9%	9,495	9%	9,308	9%	9,699	9%
B	9,115	8%	9,004	8%	8,646	8%	8,267	8%
Other	548	1%	592	1%	578	1%	587	1%

Total fixed maturities	$107,333	100%	$107,976	100%	$106,558	100%	$107,554	100%

Cost/Amortized Cost, net
Fixed maturities available for sale	$89,323		$88,254		$87,858		$85,168
Fixed maturities held to maturity	10,515		10,673		11,132		11,653
Short-term investments	3,529		4,471		3,736		4,349

Subtotal fixed maturities (1)	103,367		103,398		102,726		101,170
Equity securities	4,557		4,607		4,405		4,027
Other investments	10,843		9,457		8,636		7,945

Total investment portfolio	$118,767		$117,462		$115,767		$113,142

Avg. duration of fixed maturities	4.1 years		4.2 years		4.3 years		4.0 years
Avg. market yield of fixed maturities	2.0%		2.0%		2.1%		1.7%
Avg. credit quality	A/A *		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (2)	3.2%		3.2%		3.2%		3.3%

(1)	Net of valuation allowance for expected credit losses.
(2)	Calculated using adjusted net investment income.
*	The change in rating is due to a reduction in Aaa-rated short-term investments used for corporate purposes.

Investments	Page 20

Chubb Limited

Investment Portfolio - 2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

Mortgage-backed securities

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2021
Agency residential mortgage-backed securities (RMBS)	$97	$17,959	$—	$—	$—	$18,056
Non-agency RMBS	290	39	70	34	7	440
Commercial mortgage-backed securities	2,909	250	160	12	4	3,335

Total mortgage-backed securities at market value	$3,296	$18,248	$230	$46	$11	$21,831

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
	AAA	AA	A	BBB	Total
Market Value at September 30, 2021
Asset-backed	$4,645	$820	$31	$38	$5,534
Banks	—	9	1,850	2,086	3,945
Basic Materials	—	—	101	261	362
Communications	—	217	441	1,555	2,213
Consumer, Cyclical	—	239	664	785	1,688
Consumer, Non-Cyclical	60	602	2,016	1,831	4,509
Diversified Financial Services	8	204	415	368	995
Energy	—	134	168	764	1,066
Industrial	—	12	1,041	919	1,972
Utilities	—	3	1,097	573	1,673
All Others	233	609	1,641	1,319	3,802

Total	$4,946	$2,849	$9,465	$10,499	$27,759

		S&P Credit Rating
		Below Investment Grade
		BB	B	CCC	Total
Market Value at September 30, 2021
Asset-backed		$22	$7	$2	$31
Banks		—	—	—	—
Basic Materials		316	226	17	559
Communications		790	1,002	63	1,855
Consumer, Cyclical		1,012	1,100	105	2,217
Consumer, Non-Cyclical		1,098	1,629	69	2,796
Diversified Financial Services		213	208	5	426
Energy		861	413	9	1,283
Industrial		577	928	24	1,529
Utilities		332	46	—	378
All Others		876	1,224	43	2,143

Total		$6,097	$6,783	$337	$13,217

Investments 2	Page 21

Chubb Limited

Investment Portfolio - 3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2021

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Government Securities
Canada	$997	$—	$—	$—	$—	$997
Republic of Korea	—	918	—	—	—	918
United Kingdom	—	698	—	—	—	698
Province of Ontario	—	—	665	—	—	665
Kingdom of Thailand	—	—	555	—	—	555
United Mexican States	—	—	—	552	—	552
Federative Republic of Brazil	—	—	—	—	549	549
Province of Quebec	—	454	—	—	—	454
Socialist Republic of Vietnam	—	—	—	—	430	430
Commonwealth of Australia	422	—	1	—	—	423
Other Non-U.S. Government Securities	453	1,957	1,316	751	1,054	5,531

Total	$1,872	$4,027	$2,537	$1,303	$2,033	$11,772

	Market Value by S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Corporate Securities
United Kingdom	$55	$33	$919	$1,026	$495	$2,528
Canada	77	142	580	609	424	1,832
France	9	46	690	484	67	1,296
United States (1)	—	—	201	299	710	1,210
Australia	71	165	355	305	28	924
Japan	—	—	647	87	—	734
Switzerland	54	3	324	189	37	607
Germany	84	35	157	262	66	604
Netherlands	42	6	235	130	125	538
China	—	6	289	111	63	469
Other Non-U.S. Corporate Securities	364	354	1,041	1,708	1,276	4,743

Total	$756	$790	$5,438	$5,210	$3,291	$15,485

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 22

Chubb Limited

Investment Portfolio - 4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

September 30, 2021	Market Value	Rating
1 Wells Fargo & Co	$725	BBB+
2 Bank of America Corp	683	A-
3 JP Morgan Chase & Co	616	A-
4 Comcast Corp	498	A-
5 Verizon Communications Inc	487	BBB+
6 Morgan Stanley	479	BBB+
7 AT&T Inc	453	BBB
8 Citigroup Inc	426	BBB+
9 HSBC Holdings Plc	383	A-
10 Goldman Sachs Group Inc	358	BBB+

Investments 4	Page 23

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$(19)	$(5)	$(24)	$(554)	$98	$(456)	$(573)	$93	$(480)
Public equity:
Realized gains (losses) on sales	19	(3)	16	—	—	—	19	(3)	16
Mark-to-market	(61)	10	(51)	—	—	—	(61)	10	(51)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	713	(8)	705	—	—	—	713	(8)	705

Total investment portfolio	652	(6)	646	(554)	98	(456)	98	92	190
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	(63)	—	(63)	—	—	—	(63)	—	(63)
Foreign exchange	106	(20)	86	(414)	23	(391)	(308)	3	(305)
Partially-owned entities (3)	23	(2)	21	—	—	—	23	(2)	21
Other	(4)	1	(3)	4	(1)	3	—	—	—

Net gains (losses)	$714	$(27)	$687	$(964)	$120	$(844)	$(250)	$93	$(157)

(1)

The quarter includes pre-tax realized losses on fixed income derivatives of $9 million, a net reduction of the valuation allowance of expected credit losses of $1 million, and impairments of $11 million for fixed maturities.

(2)	The quarter includes $4 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Three months ended September 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (4)	$58	$(8)	$50	$638	$(95)	$543	$696	$(103)	$593
Public equity:
Realized gains (losses) on sales	34	(2)	32	—	—	—	34	(2)	32
Mark-to-market	(34)	5	(29)	—	—	—	(34)	5	(29)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	436	(8)	428	—	—	—	436	(8)	428

Total investment portfolio	494	(13)	481	638	(95)	543	1,132	(108)	1,024
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(6)	—	(6)	—	—	—	(6)	—	(6)
Foreign exchange	(222)	38	(184)	246	(13)	233	24	25	49
Partially-owned entities (6)	17	—	17	—	—	—	17	—	17
Other	(3)	1	(2)	(23)	5	(18)	(26)	6	(20)

Net gains (losses)	$280	$26	$306	$861	$(103)	$758	$1,141	$(77)	$1,064

(4)

The quarter includes pre-tax realized gains on fixed income derivatives of $9 million, a net reduction of the valuation allowance of expected credit losses of $42 million, and impairment of $11 million for fixed maturities during the quarter.

(5)	The quarter includes $52 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses)	Page 24

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2021
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1)	$35	$(10)	$25	$(2,177)	$390	$(1,787)	$(2,142)	$380	$(1,762)
Public equity:
Realized gains (losses) on sales	109	(19)	90	—	—	—	109	(19)	90
Mark-to-market	366	(81)	285	—	—	—	366	(81)	285
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	1,887	(46)	1,841	—	—	—	1,887	(46)	1,841

Total investment portfolio	2,397	(156)	2,241	(2,177)	390	(1,787)	220	234	454
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (2)	140	—	140	—	—	—	140	—	140
Foreign exchange	85	(16)	69	(84)	7	(77)	1	(9)	(8)
Partially-owned entities (3)	78	(5)	73	—	—	—	78	(5)	73
Other	(5)	1	(4)	(33)	6	(27)	(38)	7	(31)

Net gains (losses)	$2,695	$(176)	$2,519	$(2,294)	$403	$(1,891)	$401	$227	$628

(1)

Year to date includes pre-tax realized gains on fixed income derivatives of $9 million, a net reduction of the valuation allowance of expected credit losses of $17 million, and impairments of $12 million for fixed maturities.

(2)	Year to date includes $112 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(3)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

	Nine months ended September 30, 2020
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (4)	$(307)	$32	$(275)	$1,759	$(335)	$1,424	$1,452	$(303)	$1,149
Public equity (4):
Realized gains (losses) on sales	239	(44)	195	—	—	—	239	(44)	195
Mark-to-market	(78)	8	(70)	—	—	—	(78)	8	(70)
Private equity:
Realized gains (losses) on sales	—	—	—	—	—	—	—	—	—
Mark-to-market	229	(6)	223	—	—	—	229	(6)	223

Total investment portfolio	83	(10)	73	1,759	(335)	1,424	1,842	(345)	1,497
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (5)	(456)	—	(456)	—	—	—	(456)	—	(456)
Foreign exchange	(351)	55	(296)	(168)	27	(141)	(519)	82	(437)
Partially-owned entities (6)	15	—	15	—	—	—	15	—	15
Other	(43)	9	(34)	(59)	13	(46)	(102)	22	(80)

Net gains (losses)	$(752)	$54	$(698)	$1,532	$(295)	$1,237	$780	$(241)	$539

(4)

Year to date includes pre-tax realized gains on equity derivatives of $42 million, realized losses on fixed income derivatives of $4 million, expected credit losses of $4 million, and impairments of $163 million related to certain securities the company intended to sell and securities written to market entering default.

(5)	Year to date includes $30 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(6)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.

Net Gains (Losses) 2	Page 25

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30 2021	June 30 2021	March 31 2021	December 31 2020	December 31 2019
Financial Debt:
Total short-term debt	$—	$—	$—	$—	$1,299
Total long-term debt	14,823	14,954	14,879	14,948	13,559

Total financial debt	$14,823	$14,954	$14,879	$14,948	$14,858
Hybrid debt:
Total trust preferred securities	308	308	308	308	308

Total	$15,131	$15,262	$15,187	$15,256	$15,166

Capitalization:
Shareholders’ equity	$59,318	$60,062	$59,076	$59,441	$55,331
Hybrid debt	308	308	308	308	308
Financial debt	14,823	14,954	14,879	14,948	14,858

Total capitalization	$74,449	$75,324	$74,263	$74,697	$70,497

Leverage ratios (based on total capital):
Hybrid debt	0.4%	0.4%	0.4%	0.4%	0.4%
Financial debt	19.9%	19.9%	20.0%	20.0%	21.1%

Total hybrid & financial debt	20.3%	20.3%	20.4%	20.4%	21.5%

Note: As of September 30, 2021, there was $1.4 billion usage of credit facilities on total capacity of $3.7 billion.

Debt and Capital	Page 26

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2021	2020	2021	2020
Numerator
Core operating income to common shares	$1,157	$907	$3,920	$1,873
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(14)	(23)	(52)	(74)
Tax benefit on amortization adjustment	3	4	11	14
Adjusted net realized gains (losses), pre-tax	714	280	2,695	(752)
Tax (expense) benefit on adjusted net realized gains (losses)	(27)	26	(176)	54

Net income	$1,833	$1,194	$6,398	$1,115

Rollforward of Common Shares Outstanding
Shares - beginning of period	438,717,213	451,360,023	450,732,625	451,971,567
Repurchase of shares	(8,412,000)	—	(22,877,400)	(2,266,150)
Shares issued (cancelled), excluding option exercises	7,403	(13,731)	1,078,413	1,013,831
Issued for option exercises	563,636	29,902	1,942,614	656,946

Shares - end of period	430,876,252	451,376,194	430,876,252	451,376,194

Denominator
Weighted average shares outstanding (1)	435,318,088	451,794,046	443,595,026	451,683,093
Effect of other dilutive securities	3,123,550	1,471,434	3,032,989	1,894,699

Adj. wtd. avg. shares outstanding and assumed conversions	438,441,638	453,265,480	446,628,015	453,577,792

Basic earnings per share
Core operating income	$2.66	$2.01	$8.84	$4.15
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.03)	(0.04)	(0.09)	(0.13)
Adjusted net realized gains (losses), net of tax	1.58	0.67	5.67	(1.55)

Net income	$4.21	$2.64	$14.42	$2.47

Diluted earnings per share
Core operating income	$2.64	$2.00	$8.78	$4.13
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.03)	(0.04)	(0.09)	(0.13)
Adjusted net realized gains (losses), net of tax	1.57	0.67	5.64	(1.54)

Net income	$4.18	$2.63	$14.33	$2.46

(1)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

Earnings per share	Page 27

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30 2021	June 30 2021	March 31 2021	December 31 2020	September 30 2020
Shareholders’ equity	$59,318	$60,062	$59,076	$59,441	$56,413
Less: goodwill and other intangible assets, net of tax	19,723	19,930	19,881	19,916	19,802

Numerator for tangible book value per share	$39,595	$40,132	$39,195	$39,525	$36,611

Book value - % change over prior quarter	-1.2%	1.7%	-0.6%	5.4%	3.0%
Tangible book value - % change over prior quarter	-1.3%	2.4%	-0.8%	8.0%	4.7%
Denominator	430,876,252	438,717,213	449,676,959	450,732,625	451,376,194

Book value per common share	$137.67	$136.90	$131.37	$131.88	$124.98
Tangible book value per common share	$91.89	$91.48	$87.16	$87.69	$81.11
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$60,062	$59,076	$59,441	$56,413	$54,760
Core operating income	1,157	1,621	1,142	1,440	907
Amortization of fair value adjustment of acquired invested assets and long-term debt	(11)	(14)	(16)	(18)	(19)
Adjusted net realized gains (losses) (1)	687	658	1,174	996	306
Net unrealized gains (losses) on investments	(456)	581	(1,912)	706	543
Repurchase of shares	(1,516)	(1,921)	(519)	(190)	-
Dividend declared on common shares	(346)	(352)	(352)	(352)	(353)
Cumulative translation gains (losses)	(391)	290	24	443	233
Postretirement benefit liability	3	(7)	(23)	(136)	(18)
Other (2)	129	130	117	139	54

	$59,318	$60,062	$59,076	$59,441	$56,413

(1)	Includes net realized gains (losses) related to unconsolidated entities.
(2)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 28

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

Throughout this document there are various measures presented on a constant-dollar basis (i.e., excludes the impact of foreign exchange). We believe it is useful to evaluate the trends in our results exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

P&C underwriting income (loss) excludes the Life Insurance segment and is calculated by subtracting adjusted losses and loss expenses, adjusted policy benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting income (loss) and operating ratios to monitor the results of our operations without the impact of certain factors, including net investment income, other income (expense), interest expense, amortization expense of purchased intangibles, income tax expense and adjusted net realized gains (losses).

P&C CAY underwriting income excluding catastrophe losses (Cats) is P&C underwriting income (loss) adjusted to exclude P&C Cats and prior period development (PPD). We believe it is useful to exclude Cats, as they are not predictable as to timing and amount, and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. We believe the use of these measures enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

Adjusted losses and loss expenses include realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses.

Adjusted policy benefits includes gains and losses from fair value changes in separate account assets, as well as the offsetting movement in separate account liabilities, for purposes of reporting Life Insurance underwriting income. The gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other (income) expense. We view gains and losses from fair value changes in both separate account assets and liabilities as part of the results of our underwriting operations, and therefore these gains and losses are reclassified to adjusted policy benefits.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from the acquisition of The Chubb Corporation (Chubb Corp) and including investment income from partially-owned investment companies (private equity partnerships) where our ownership interest is in excess of three percent that are accounted for under the equity method. The mark-to-market movement on these private equity partnerships are included in adjusted net realized gains (losses) as described below. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Adjusted net realized gains (losses), net of tax, includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives.

Adjusted interest expense is interest expense excluding the amortization of the fair value adjustment on acquired long-term debt, related to the Chubb Corp acquisition due to the size and complexity of this acquisition.

Other income (expense) - operating excludes from consolidated Other income (expense) the portion of net realized gains and losses related to unconsolidated entities, other income (expense) from private equity partnerships, and gains and losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP. Net realized gains (losses) related to unconsolidated entities is excluded from core operating income (loss) in order to enhance the understanding of our results of underwriting operations as they are heavily influenced by, and fluctuate in part according to, market conditions. Other income (expense) from private equity partnerships and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

P&C combined ratio excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 32-35.

CAY P&C combined ratio excluding catastrophe losses excludes Cats and PPD from the P&C combined ratio. We exclude Cats as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude Cats, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on Cats and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.

Adjusted CAY combined ratio excluding Cats and adjusted CAY loss ratio excluding Cats in Q3 2020 excludes a one-time COVID-related reduced claim frequency benefit primarily in the automobile portfolios in North America and Latin America. We believe this measure is meaningful to evaluate trends in the underlying business on a comparable basis.

Expense ratio excluding accident and health (A&H) excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics comprise consolidated operating results (including corporate) and exclude the operating results of the company’s Life Insurance and North America Agricultural Insurance segments. The agriculture insurance business is a different business in that it is a public sector and private sector partnership in which insurance rates, premium growth, and risk-sharing is not market-driven like the remainder of the company’s P&C insurance business. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Core operating income (loss), net of tax, excludes from net income, the after-tax impact of adjusted net realized gains (losses) and the amortization of fair value adjustment of acquired invested assets and long-term debt related to the Chubb Corp acquisition. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude the amortization of the fair value adjustments related to purchased invested assets and long-term debt due to the size and complexity of this acquisition. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is income tax expense (benefit) excluding tax expense (benefit) on adjusted net realized gains (losses) and tax benefit on amortization of fair value of acquired invested assets and debt, divided by income excluding adjusted net realized gains (losses) before tax and amortization of fair value of acquired invested assets and debt before tax. We believe the use of this measure is meaningful to show the tax on the underlying performance of our insurance business, by excluding the tax on adjusted net realized gains (losses), the tax on amortization of the fair value adjustments related to purchased invested assets and long-term debt. Refer to the definition of core operating income (loss), net of tax above for more information on these adjustments.

Book value per common share, is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book value per common share excluding mark-to-market, excludes unrealized investment gains (losses). Tangible book value per common share excluding mark-to-market, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses), net of tax. We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes, and we believe that excluding these gains and losses would highlight the underlying growth in book value and tangible book value.

International life insurance net premiums written and deposits collected includes deposits collected on universal life and investment contracts (life deposits). Life deposits are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Reconciliation Non-GAAP	Page 29

Chubb Limited

Non-GAAP Financial Measures - 2

(in millions of U.S. dollars, except per share data and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the Core operating effective tax rate:

	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Tax expense, as reported	$218	$317	$338	$334	$142	$873	$295	$629
Less: tax benefit on amortization of fair value of acquired invested assets and debt	(3)	(3)	(5)	(3)	(4)	(11)	(14)	(17)
Less: tax expense (benefit) on adjusted net realized gains (losses)	27	16	133	78	(26)	176	(54)	24

Tax expense, adjusted	$194	$304	$210	$259	$172	$708	$363	$622

Income before tax, as reported	$2,051	$2,582	$2,638	$2,752	$1,336	$7,271	$1,410	$4,162
Less: amortization of fair value of acquired invested assets and debt	(14)	(17)	(21)	(21)	(23)	(52)	(74)	(95)
Less: adjusted realized gains (losses)	(11)	(36)	888	568	(142)	841	(1,067)	(499)
Less: realized gains (losses) related to unconsolidated entities	725	710	419	506	422	1,854	315	821

Core operating income before tax	$1,351	$1,925	$1,352	$1,699	$1,079	$4,628	$2,236	$3,935

Effective tax rate	10.7%	12.3%	12.8%	12.1%	10.7%	12.0%	20.9%	15.1%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt	0.1%	0.0%	0.1%	0.0%	0.0%	0.1%	0.1%	0.1%
Adjustment for tax impact of adjusted net realized gains (losses)	3.6%	3.5%	2.6%	3.1%	5.3%	3.2%	-4.8%	0.6%

Core operating effective tax rate	14.4%	15.8%	15.5%	15.2%	16.0%	15.3%	16.2%	15.8%

Core operating income
The following table presents the reconciliation of Net income to Core operating income:
	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Net income, as reported	$1,833	$2,265	$2,300	$2,418	$1,194	$6,398	$1,115	$3,533
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	(14)	(17)	(21)	(21)	(23)	(52)	(74)	(95)
Tax benefit on amortization adjustment	3	3	5	3	4	11	14	17
Adjusted realized gains (losses), pre-tax	(11)	(36)	888	568	(142)	841	(1,067)	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax (1)	725	710	419	506	422	1,854	315	821
Tax (expense) benefit on adjusted net realized gains (losses)	(27)	(16)	(133)	(78)	26	(176)	54	(24)

Core operating income	$1,157	$1,621	$1,142	$1,440	$907	$3,920	$1,873	$3,313

Catastrophe losses - after-tax	$943	$226	$570	$271	$797	$1,739	$2,506	$2,777
Favorable prior period development (PPD) - after-tax	$(227)	$(224)	$(156)	$(189)	$(126)	$(607)	$(168)	$(357)
Core operating income per share	$2.64	$3.62	$2.52	$3.18	$2.00	$8.78	$4.13	$7.31
Impact of Cats on Core operating income per share - Unfavorable	$(2.15)	$(0.50)	$(1.26)	$(0.60)	$(1.76)	$(3.89)	$(5.52)	$(6.12)
Impact of PPD on Core operating income per share - Favorable	$0.52	$0.50	$0.35	$0.42	$0.28	$1.36	$0.37	$0.79
Impact of Cats and PPD on Core operating income per share - Unfavorable	$(1.63)	$—	$(0.91)	$(0.18)	$(1.48)	$(2.53)	$(5.15)	$(5.33)
Private equities realized gains (losses), after-tax	$705
Impact of Private equities on Core operating income per share - Favorable	$1.61

(1)   Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

P&C Underwriting income and P&C CAY underwriting income ex Cats
The following table presents the reconciliation of Net income to P&C CAY underwriting income ex Cats:
	3Q-21	2Q-21	1Q-21	4Q-20	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Net income, as reported	$1,833	$2,265	$2,300	$2,418	$1,194	$6,398	$1,115	$3,533
Less: Income tax expense	(218)	(317)	(338)	(334)	(142)	(873)	(295)	(629)
Amortization expense of purchased intangibles	(71)	(73)	(72)	(73)	(72)	(216)	(217)	(290)
Other income (expense)	763	777	490	622	485	2,030	372	994
Interest expense	(122)	(122)	(122)	(126)	(130)	(366)	(390)	(516)
Net investment income	866	884	863	847	840	2,613	2,528	3,375
Net realized gains (losses)	(21)	(33)	887	571	(141)	833	(1,069)	(498)
Life Insurance underlying income (loss) (1)	9	(39)	(31)	(55)	(37)	(61)	(57)	(112)
Add: Realized gains (losses) on crop derivatives	(10)	3	(1)	3	1	(8)	(2)	1

P&C underwriting income	$617	$1,191	$622	$969	$392	$2,430	$241	$1,210
Add: Catastrophe losses (including reinstatement premiums) - pre-tax	1,146	280	700	296	925	2,126	2,963	3,259
Favorable prior period development (PPD) - pre-tax	(321)	(268)	(192)	(206)	(146)	(781)	(189)	(395)

P&C CAY underwriting income ex Cats	$1,442	$1,203	$1,130	$1,059	$1,171	$3,775	$3,015	$4,074

(1)

Life Insurance underlying loss is calculated by subtracting losses and loss expenses, policy benefits, policy acquisition costs and administrative expenses from net premiums earned related to the Life Insurance segment.

Reconciliation Non-GAAP 2	Page 30

Chubb Limited

Non-GAAP Financial Measures - 3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income, net of tax. The denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. For the ROTE calculation, the denominator is also adjusted to exclude goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of unrealized gains and losses on our investments.

	3Q-21	3Q-20	YTD 2021	YTD 2020	Full Year 2020
Net income	$1,833	$1,194	$6,398	$1,115	$3,533
Core operating income	$1,157	$907	$3,920	$1,873	$3,313
Equity - beginning of period, as reported	$60,062	$54,760	$59,441	$55,259	$55,259
Less: unrealized gains (losses) on investments, net of deferred tax	3,342	3,424	4,673	2,543	2,543

Equity - beginning of period, as adjusted	$56,720	$51,336	$54,768	$52,716	$52,716

Less: goodwill and other intangible assets, net of tax	$19,930	$19,783	$19,916	$20,012	$20,012

Equity - beginning of period, as adjusted ex goodwill and other intangible assets	$36,790	$31,553	$34,852	$32,704	$32,704

Equity - end of period, as reported	$59,318	$56,413	$59,318	$56,413	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	2,886	3,967	2,886	3,967	4,673

Equity - end of period, as adjusted	$56,432	$52,446	$56,432	$52,446	$54,768

Less: goodwill and other intangible assets, net of tax	19,723	19,802	19,723	19,802	19,916

Equity - end of period, as adjusted ex goodwill and other intangible assets	$36,709	$32,644	$36,709	$32,644	$34,852

Weighted average equity, as reported	$59,690	$55,587	$59,380	$55,836	$57,350
Weighted average equity, as adjusted	$56,576	$51,891	$55,600	$52,581	$53,742
Weighted average equity, as adjusted ex goodwill and other intangible assets	$36,750	$32,099	$35,781	$32,674	$33,778
ROE	12.3%	8.6%	14.4%	2.7%	6.2%
Core operating ROE	8.2%	7.0%	9.4%	4.7%	6.2%
Core operating ROTE	12.6%	11.3%	14.6%	7.6%	9.8%
Private equities realized gains (losses), after-tax (1)	$705	$428	$1,841	$223	$690
Impact of Private equities if included in Core operating ROE - Favorable (1)	5.0 pts	3.3 pts	4.4 pts	0.6 pt	1.3 pts

Reconciliation of Book Value and Tangible Book Value per Share, excluding mark-to-market

	September 30 2021	June 30 2021	December 31 2020	QTD % Change	YTD % Change
Book value	$59,318	$60,062	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	2,886	3,342	4,673

Book value excluding mark-to-market	56,432	56,720	54,768
Less: goodwill and other intangible assets, net of tax	19,723	19,930	19,916

Tangible book value excluding mark-to-market	$36,709	$36,790	$34,852

Denominator	430,876,252	438,717,213	450,732,625

Book value per share excluding mark-to-market	$130.97	$129.29	$121.51	1.3%	7.8%
Tangible book value per share excluding mark-to-market	$85.20	$83.86	$77.32	1.6%	10.2%

(1)	We record the change in the fair value mark and gains (losses) on sales of private equity funds as realized gains (losses) instead of investment income.

Reconciliation Non-GAAP 3	Page 31

Chubb Limited

Non-GAAP Financial Measures - 4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and prior period development (PPD).

Q3 2021		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,754	$846	$1,128	$1,487	$192	$43	$6,450
Realized (gains) losses on crop derivatives		—	—	10	—	—	—	10

Adjusted losses and loss expenses	A	$2,754	$846	$1,138	$1,487	$192	$43	$6,460

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(472)	(397)	(8)	(188)	(81)	—	(1,146)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	12	—	12

Catastrophe losses, gross of related adjustments		(472)	(397)	(8)	(188)	(93)	—	(1,158)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		157	182	(7)	28	4	(43)	321
Net premiums earned adjustments on PPD - unfavorable (favorable)		56	—	—	—	—	—	56
Expense adjustments - unfavorable (favorable)		3	—	—	—	—	—	3
PPD reinstatement premiums - unfavorable (favorable)		—	(2)	—	—	3	—	1

PPD, gross of related adjustments - favorable (unfavorable)		216	180	(7)	28	7	(43)	381

CAY loss and loss expense ex Cats	B	$2,498	$629	$1,123	$1,327	$106	$—	$5,683

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$810	$327	$65	$969	$64	$99	$2,334
Expense adjustments - favorable (unfavorable)		(3)	—	—	—	—	—	(3)

Policy acquisition costs and administrative expenses, adjusted	D	$807	$327	$65	$969	$64	$99	$2,331

Denominator
Net premiums earned	E	$3,954	$1,244	$1,338	$2,664	$211		$9,411
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(12)		(12)
Net premiums earned adjustments on PPD - unfavorable (favorable)		56	—	—	—	—		56
PPD reinstatement premiums - unfavorable (favorable)		—	(2)	—	—	3		1

Net premiums earned excluding adjustments	F	$4,010	$1,242	$1,338	$2,664	$202		$9,456

P&C combined ratio
Loss and loss expense ratio	A/E	69.7%	68.0%	85.0%	55.8%	91.2%		68.6%
Policy acquisition cost and administrative expense ratio	C/E	20.4%	26.3%	4.9%	36.4%	30.2%		24.8%

P&C combined ratio		90.1%	94.3%	89.9%	92.2%	121.4%		93.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	62.3%	50.7%	84.0%	49.8%	52.0%		60.1%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.1%	26.3%	4.9%	36.4%	31.5%		24.7%

CAY P&C combined ratio ex Cats		82.4%	77.0%	88.9%	86.2%	83.5%		84.8%

Combined ratio
Combined ratio								93.3%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								93.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 32

Chubb Limited

Non-GAAP Financial Measures - 5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2021		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$7,740	$2,341	$1,546	$3,936	$422	$141	$16,126
Realized (gains) losses on crop derivatives		—	—	8	—	—	—	8

Adjusted losses and loss expenses	A	$7,740	$2,341	$1,554	$3,936	$422	$141	$16,134

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(999)	(698)	(20)	(278)	(131)	—	(2,126)
Reinstatement premiums collected (expensed) on catastrophe losses		—	(16)	—	—	18	—	2

Catastrophe losses, gross of related adjustments		(999)	(682)	(20)	(278)	(149)	—	(2,128)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		440	266	(5)	209	11	(140)	781
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	—	(2)	—	—	—	65
Expense adjustments - unfavorable (favorable)		6	—	—	—	—	—	6
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	—	7	4	—	16

PPD, gross of related adjustments - favorable (unfavorable)		519	265	(7)	216	15	(140)	868

CAY loss and loss expense ex Cats	B	$7,260	$1,924	$1,527	$3,874	$288	$1	$14,874

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,312	$946	$110	$2,881	$174	$258	$6,681
Expense adjustments - favorable (unfavorable)		(6)	—	—	—	—	—	(6)

Policy acquisition costs and administrative expenses, adjusted	D	$2,306	$946	$110	$2,881	$174	$258	$6,675

Denominator
Net premiums earned	E	$11,431	$3,652	$1,858	$7,721	$583		$25,245
Reinstatement premiums (collected) expensed on catastrophe losses		—	16	—	—	(18)		(2)
Net premiums earned adjustments on PPD - unfavorable (favorable)		67	—	(2)	—	—		65
PPD reinstatement premiums - unfavorable (favorable)		6	(1)	—	7	4		16

Net premiums earned excluding adjustments	F	$11,504	$3,667	$1,856	$7,728	$569		$25,324

P&C combined ratio
Loss and loss expense ratio	A/E	67.7%	64.1%	83.6%	51.0%	72.4%		63.9%
Policy acquisition cost and administrative expense ratio	C/E	20.2%	25.9%	6.0%	37.3%	29.8%		26.5%

P&C combined ratio		87.9%	90.0%	89.6%	88.3%	102.2%		90.4%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.1%	52.5%	82.3%	50.1%	50.5%		58.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	20.1%	25.8%	5.9%	37.3%	30.5%		26.4%

CAY P&C combined ratio ex Cats		83.2%	78.3%	88.2%	87.4%	81.0%		85.1%

Combined ratio
Combined ratio								90.4%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								90.4%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 33

Chubb Limited

Non-GAAP Financial Measures - 6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,444	$961	$846	$1,192	$154	$55	$5,652
Realized (gains) losses on crop derivatives		—	—	(1)	—	—	—	(1)

Adjusted losses and loss expenses	A	$2,444	$961	$845	$1,192	$154	$55	$5,651

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(447)	(305)	(10)	(95)	(68)	—	(925)
Reinstatement premiums collected (expensed) on catastrophe losses		—	—	—	—	7	—	7

Catastrophe losses, gross of related adjustments		(447)	(305)	(10)	(95)	(75)	—	(932)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		200	(48)	(18)	60	6	(54)	146
Net premiums earned adjustments on PPD - unfavorable (favorable)		28	—	—	—	—	—	28
Expense adjustments - unfavorable (favorable)		(1)	—	—	—	(2)	—	(3)
PPD reinstatement premiums - unfavorable (favorable)		—	(8)	—	—	—	—	(8)

PPD, gross of related adjustments - favorable (unfavorable)		227	(56)	(18)	60	4	(54)	163

CAY loss and loss expense ex Cats	B	$2,224	$600	$817	$1,157	$83	$1	$4,882

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$732	$313	$61	$897	$49	$71	$2,123
Expense adjustments - favorable (unfavorable)		1	—	—	—	2	—	3

Policy acquisition costs and administrative expenses, adjusted	D	$733	$313	$61	$897	$51	$71	$2,126

Denominator
Net premiums earned	E	$3,456	$1,231	$971	$2,337	$171		$8,166
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(7)		(7)
Net premiums earned adjustments on PPD - unfavorable (favorable)		28	—	—	—	—		28
PPD reinstatement premiums - unfavorable (favorable)		—	(8)	—	—	—		(8)

Net premiums earned excluding adjustments	F	$3,484	$1,223	$971	$2,337	$164		$8,179

P&C combined ratio
Loss and loss expense ratio	A/E	70.7%	78.1%	87.1%	51.0%	89.6%		69.2%
Policy acquisition cost and administrative expense ratio	C/E	21.2%	25.4%	6.2%	38.4%	28.7%		26.0%

P&C combined ratio		91.9%	103.5%	93.3%	89.4%	118.3%		95.2%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.8%	49.2%	84.2%	49.5%	49.7%		59.7%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.6%	6.2%	38.4%	31.1%		26.0%

CAY P&C combined ratio ex Cats		84.9%	74.8%	90.4%	87.9%	80.8%		85.7%

Combined ratio
Combined ratio								95.2%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								95.2%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 34

Chubb Limited

Non-GAAP Financial Measures - 7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G - Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2020		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$8,123	$2,406	$1,221	$3,935	$314	$342	$16,341
Realized (gains) losses on crop derivatives		—	—	2	—	—	—	2

Adjusted losses and loss expenses	A	$8,123	$2,406	$1,223	$3,935	$314	$342	$16,343

Catastrophe losses and related adjustments
Catastrophe losses, net of related adjustments		(1,838)	(436)	(24)	(584)	(81)	—	(2,963)
Reinstatement premiums collected (expensed) on catastrophe losses		(3)	(1)	—	(16)	7	—	(13)

Catastrophe losses, gross of related adjustments		(1,835)	(435)	(24)	(568)	(88)	—	(2,950)

PPD and related adjustments
PPD, net of related adjustments - favorable (unfavorable)		451	(48)	(4)	100	29	(339)	189
Net premiums earned adjustments on PPD - unfavorable (favorable)		32	—	3	—	—	—	35
Expense adjustments - unfavorable (favorable)		(1)	—	—	—	(2)	—	(3)
PPD reinstatement premiums - unfavorable (favorable)		—	(8)	—	—	(1)	—	(9)

PPD, gross of related adjustments - favorable (unfavorable)		482	(56)	(1)	100	26	(339)	212

CAY loss and loss expense ex Cats	B	$6,770	$1,915	$1,198	$3,467	$252	$3	$13,605

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,203	$923	$108	$2,662	$155	$214	$6,265
Expense adjustments - favorable (unfavorable)		1	—	—	—	2	—	3

Policy acquisition costs and administrative expenses, adjusted	D	$2,204	$923	$108	$2,662	$157	$214	$6,268

Denominator
Net premiums earned	E	$10,427	$3,623	$1,441	$6,838	$520		$22,849
Reinstatement premiums (collected) expensed on catastrophe losses		3	1	—	16	(7)		13
Net premiums earned adjustments on PPD - unfavorable (favorable)		32	—	3	—	—		35
PPD reinstatement premiums - unfavorable (favorable)		—	(8)	—	—	(1)		(9)

Net premiums earned excluding adjustments	F	$10,462	$3,616	$1,444	$6,854	$512		$22,888

P&C combined ratio
Loss and loss expense ratio	A/E	77.9%	66.4%	84.9%	57.6%	60.3%		71.5%
Policy acquisition cost and administrative expense ratio	C/E	21.1%	25.5%	7.4%	38.9%	29.8%		27.4%

P&C combined ratio		99.0%	91.9%	92.3%	96.5%	90.1%		98.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.7%	53.0%	83.0%	50.6%	49.0%		59.4%
Policy acquisition cost and administrative expense ratio, adjusted	D/F	21.1%	25.5%	7.4%	38.8%	30.7%		27.4%

CAY P&C combined ratio ex Cats		85.8%	78.5%	90.4%	89.4%	79.7%		86.8%

Combined ratio
Combined ratio								98.9%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								98.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 35

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

P&C combined ratio: The sum of the loss and loss expense ratio, policy acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives.

Book value per common share: Shareholders’ equity divided by the shares outstanding.

Tangible book value per common share: Shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Adjusted net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Total capitalization: The sum of the short-term debt, long-term debt, trust preferreds, and shareholders’ equity.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured losses and affects a significant number of insureds, including from pandemics such as COVID-19. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

Segment income (loss) includes underwriting income (loss), adjusted net investment income, other income (expense) – operating, and amortization expense of purchased intangibles.

Commercial P&C lines includes Commercial P&C, Agriculture and Reinsurance lines of business.

Consumer P&C lines includes Personal and Global accident and health (A&H) lines of business.

NM: Not meaningful.

Glossary	Page 36